UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLIDION TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOLIDION TECHNOLOGY, INC.
13355 Noel Rd, Suite 1100
Dallas, TX 75240
(972) 918-5120

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on [_], 2025

To our Stockholders:

You are cordially invited to attend the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Solidion Technology, Inc. (the “Company,” “we,” “us” or “our”) to be held on [_], 2025 at 10:00 a.m., Eastern Time. The special meeting will be held virtually, at [_].

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Special Meeting, we will ask stockholders (i) to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of shares of our common stock issuable upon the exercise of the warrants issued pursuant to the terms of a Securities Purchase Agreement dated August 30, 2024, between the Company and certain investors (the “SPA”), in an amount that may equal or be in excess of 20% of our common stock outstanding before the issuance of such shares (including by the operation of anti-dilution provisions contained in the warrant) (the “Nasdaq Proposal”) and (ii) to approve the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Conversion Proposal”).

The Nasdaq Proposal and the Conversion Proposal are more fully described in the proxy statement accompanying this Notice. Please refer to the proxy statement for further information with respect to the business to be transacted at the Special Meeting. The Board of Directors unanimously recommends that you vote “FOR” the Nasdaq Proposal and the Conversion Proposal.

We hope you will be able to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Solidion Technology, Inc. We look forward to seeing you at the Special Meeting.

By Order of the Board of Directors

Bor Z Jang
Executive Chairman of the Board of Directors

PROXY STATEMENT
INFORMATION ABOUT THE SPECIAL MEETING AND PROXY MATERIALS

This proxy statement is being furnished to the stockholders of Solidion Technology, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), as of [_], 2025 (the “Record Date”) in connection with the solicitation of proxies for use at the 2025 Special Meeting of Stockholders of the Company (the “Special Meeting”). The special meeting will be held virtually, at [_]. This solicitation of proxies is made on behalf of our board of directors (the “Board”).

On August 30, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain investors pursuant to which the Company issued an aggregate of 12,217,468 units and pre-funded units (collectively, the “Units”) at a purchase price of $0.3274 per unit. Each Unit consists of (i) one share of common stock, par value $0.0001 per share of the Company (the “Common Stock”) (or one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrant”)), (ii) two Series C warrants each to purchase one share of Common Stock (the “Series C Warrant”) and (iii) one Series D warrant to purchase such number of shares of Common Stock as determined on the Reset Date (as defined herein), and in accordance with the terms therein (the “Series D Warrant” and together with the Pre-Funded Warrant and the Series C Warrant, the “Warrants”). The maximum number of shares of Common Stock underlying the Series C Warrants and Series D Warrants would be an aggregate of approximately 123,076,923 shares and 49,320,990 shares, respectively.

The purpose of the Special Meeting is (i) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock issuable upon the exercise of the Warrants in an amount that may equal or be in excess of 20% of our common stock outstanding before the issuance of such shares (including by the operation of anti-dilution provisions contained in the warrant) (the “Nasdaq Proposal”) and (ii) to approve the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Conversion Proposal”). In addition to the Nasdaq Proposal and the Conversion Proposal, at the Special Meeting you will be asked to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

Our Board has fixed the close of business on [_], 2025 as the Record Date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Special Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Special Meeting.

We have engaged Advantage Proxy, Inc. (“Advantage Proxy”), a proxy solicitation firm, at an approximate costs of $[_], to solicit proxies on behalf of the Company. Advantage Proxy may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Advantage Proxy as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

This proxy statement summarizes the information you need to know in order to vote on the proposals to be considered at the Special Meeting in an informed manner.

We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What proposals will be voted on at the Special Meeting?

You will be asked to vote on the following proposals at the Special Meeting:

1.      Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of our common stock underlying the Warrants in an amount that may be equal to or exceed 20% of our common stock outstanding (the “Nasdaq Proposal”);

2.      Approval of the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Conversion Proposal”); and

3.      Approval to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal and the Conversion Proposal (the “Adjournment Proposal”).

Who Can Vote?

Only holders of record of shares of our common stock as of the close of business on the record date, [_], 2025 (the “Record Date”), are entitled to receive notice of, and to vote at, the Special Meeting. Each share of common stock entitles the holder thereof to one vote. Your shares may be voted at the Special Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

A list of the stockholders entitled to vote at the Special Meeting may be examined at our principal executive office in Dallas, Texas during ordinary business hours for the ten-day period preceding the Special Meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the Special Meeting.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

Quorum

At the close of business on the Record Date, there were [_] shares of our common stock outstanding and entitled to vote at the Special Meeting. The presence of a majority of the outstanding shares of our common stock constitutes a quorum, which is required in order to hold and conduct business at the Special Meeting. Your shares are counted as present at the Special Meeting if you:

•        Are present in person at the virtual Special Meeting; or

•        Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under the heading “Broker Non-Votes.”

Voting Your Shares

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jaymes Winters to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Nasdaq Proposal, the Conversion Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at 866-894-0536 (call toll-free), or by sending an email to ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Even if you intend to attend the Special Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Special Meeting. Please see the important instructions and requirements below under the heading “Attendance at the Special Meeting.”

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on [_], 2025. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Special Meeting.

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Special Meeting. Stockholders of record may revoke a proxy prior to the Special Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 13355 Noel Rd., Suite 1100, Dallas, Texas, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Special Meeting and voting during the meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Appraisal Rights

Under Delaware law, stockholders have no appraisal or dissenters’ rights in connection with the matters proposed to be acted upon herein and we will not independently provide our stockholders with any such right.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

•        FOR the Nasdaq Proposal;

•        FOR the Conversion Proposal; and

•        FOR the Adjournment Proposal.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Special Meeting and at any postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Special Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers do not have discretionary authority to vote on the Nasdaq Proposal, Conversion Proposal, or the Adjournment Proposal.

Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Special Meeting:

Proposals	Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1. Nasdaq Proposal	Majority of votes cast	None	None
2. Conversion Proposal	Two-thirds of outstanding shares of Common Stock	Acts as a vote AGAINST the Proposal	Acts as a vote AGAINST the Proposal
3. Adjournment Proposal	Majority of votes cast	None	None

Solicitation of Proxies

We have engaged Advantage Proxy, a proxy solicitation firm, at an approximate costs of $[_], to solicit proxies on behalf of the Company. Advantage Proxy may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Advantage Proxy as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

If you choose to access the proxy materials and/or submit a proxy to vote on the Internet or telephonically, you are responsible for access charges you may incur.

Attendance at the Special Meeting

You may attend the Special Meeting, as well as vote and submit questions during the Special Meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1
NASDAQ PROPOSAL

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THE
WARRANTS ISSUED BY US ON MARCH 15, 2024

Description of the Warrants

On August 30, 2024, the Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of approximately $4 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes. EF Hutton, LLC, acted as the exclusive placement agent for the Private Placement. The Private Placement closed on September 5, 2024.

As part of the Private Placement, the Company issued an aggregate of 12,217,468 units and pre-funded units (collectively, the “Units”) at a purchase price of $0.3274 per unit. Each Unit consists of (i) one share of common stock, par value $0.0001 per share of the Company (the “Common Stock”) (or one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrant”)), (ii) two Series C warrants each to purchase one share of Common Stock (the “Series C Warrant”) and (iii) one Series D warrant to purchase such number of shares of Common Stock as determined on the Reset Date (as defined below), and in accordance with the terms therein (the “Series D Warrant” and together with the Pre-Funded Warrant and the Series C Warrant, the “Warrants”).

The Pre-Funded Warrants are exercisable on issuance at an exercise price of $0.0001 per share of Common Stock and will not expire until exercised in full. The Series C Warrants are exercisable upon issuance and have an exercise price of $0.3274 per share of Common Stock (subject to certain anti-dilution and share combination event protections) and have a term of 5.5 years from the date of Stockholder Approval (as defined in the SPA). The Series D Warrants will be exercisable following the Reset Date (as defined in the Series D Warrant), will have an exercise price of $0.0001 per share of Common Stock and will have a term of 5.5 years from the date of Stockholder Approval (as defined in the SPA). The exercise price and number of shares of Common Stock issuable under the Series C Warrants are subject to adjustment and the number of shares of Common Stock issuable under the Series D Warrant will be determined following the later to occur of: (i) the earlier of (A) the first trading day after the date on which a resale registration statement covering the resale of all Registrable Securities (as defined in the Series D Warrant) has been declared effective for 10 consecutive trading days or (B) the first trading day after the date on which the Purchasers may sell the Registrable Securities pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) for a period of 10 consecutive trading days, or (ii) the 11th trading day after Stockholder Approval (as defined in the SPA) is obtained (the “Reset Date”), and to be determined pursuant to the lowest daily average trading price of the Common Stock during the Reset Period (as defined in the Series D Warrant), subject to a pricing floor of $0.065 per share of Common Stock, such that the maximum number of shares of Common Stock underlying the Series C Warrants and Series D Warrants would be an aggregate of approximately 123,076,923 shares and 49,320,990 shares, respectively. In the event either of clauses (i) or (ii) in the immediately preceding sentence has not occurred, “Reset Date” means the 11th trading day after twelve months and 30 trading days following the issuance date of the Series D Warrants.

The foregoing description of the SPA and the Warrants does not purport to be complete and is qualified in its entirety by reference to the forms of such agreements, copies of which are attached as exhibits 4.1, 4.2, and 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2024, which exhibits are incorporated by reference herein.

The Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(d), which requires stockholder approval prior to the issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power of a company for a purchase price that is lower than (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”). On August 30, 2024, the date the parties executed and delivered the SPA, the Company’s common stock closed at a price per share of $0.3240 and the average closing price for the five preceding days was approximately $0.384. The Series C Warrants are exercisable upon issuance and have an exercise price of $0.3274 per share of common stock (subject to certain anti-dilution and share combination event protections), which is below the Minimum Price. The exercise price of the Series D Warrants is $0.0001, which is also below the Minimum Price.

Registration Rights Agreement

In connection with the execution of the SPA, the Company entered into a registration rights agreement pursuant to which the Company undertook to file a resale registration statement covering all of the Registrable Securities on behalf the investors no later than 20 trading days following the closing date of the Private Placement.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of common stock equal to 20% or more of the common stock outstanding on August 30, 2024, the date we entered into the SPA, for a price less than the “Minimum Price” as defined in the Nasdaq Listing Rules (the “Nasdaq 20% Rule”). There were [_] shares of our common stock outstanding on August 30, 2024. Even though we do not necessarily anticipate issuing that many shares at this time, it is possible under the terms of the SPA that in the aggregate over the life of this arrangement we might issue enough shares to violate the Nasdaq 20% Rule. Therefore, in order to ensure there is not a violation and the resulting delisting, which would be detrimental to the price and liquidity of our stock, we are seeking stockholder approval for the issuance of the shares underlying the Warrants. In addition, in the SPA we agreed to seek stockholder approval of the issuance of shares of common stock underlying the Warrants.

We have entered into voting agreements with each of our officers and directors pursuant to which they have agreed to vote their shares in favor of the Nasdaq Proposal.

If the Nasdaq Proposal is not approved, it could have various effects on the Company. For example:

•        We will be unable to exercise the Warrants into shares of common stock to the extent that conversion of the Warrants would result in the issuance of 20% or more of the issued and outstanding shares of common stock on the date we entered into the SPA.

•        If our stockholders do not approve this Nasdaq Proposal, we will be required to seek stockholder approval of this proposal every three months until we receive stockholder approval of this proposal or the Warrants are no longer outstanding. We are not seeking the approval of our stockholders to authorize our issuance of the Warrants, as we have already entered into the SPA and issued the Series C Warrants and the Series D Warrants, which are binding obligations on us. The failure of our stockholders to approve the Nasdaq Proposal will not negate the existing terms of the documents governing the Warrants. The Warrants will remain outstanding and the terms of the SPA will remain binding obligations of the Company.

Seeking stockholder approval multiple times would require us to devote cash and management resources to those stockholder meetings, and would leave less resources for the execution of our business plan.

Effect of the Issuance of Shares Pursuant to the SPA

The issuance of securities pursuant to the SPA will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

We have agreed to file the registration statement to permit the public resale of the shares of common stock issued under the SPA and the shares of common stock issuable upon exercise of the Warrants. The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

We generally have no or limited control over whether the Warrant holders exercise their Warrants. We are therefore unable to accurately forecast or predict with certainty the total amount of shares of Company common stock that may be issued to the investors under the SPA. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Warrant holders under the terms of the SPA. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Warrant holders under the terms of the SPA.

Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of a majority of the votes cast and entitled to vote thereon. Abstentions will have no effect on the outcome of this Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF
THE NASDAQ PROPOSAL.

PROPOSAL 2

TO APROVE THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION

The Board of Directors of the Company has determined to recommend that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Conversion Proposal”), as more fully described in this Proposal 2, and has determined that the Conversion Proposal is in the best interests of the Company and its stockholders. We call the proposed redomestication of the Delaware Corporation in the form of a conversion into the Texas Corporation the “Texas Conversion”.

Principal Terms of the Texas Conversion

The Texas Conversion, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the Plan of Conversion. Approval of the Conversion Proposal  will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effectiveness of the Texas Conversion:

•        The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Solidion Technology, Inc.”

•        The affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.

•        The Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement. See “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below.

•        The Texas Conversion will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Conversion).

•        Each outstanding share of our common stock, par value $0.0001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.

•        Stockholders will not need to exchange their existing stock certificates for new stock certificates.

•        Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “STI.” We do not expect any interruption in the trading of our common stock as a result of the Texas Conversion.

If our stockholders approve the Texas Conversion, we anticipate that the Texas Conversion will become effective as soon as practicable following the Special Meeting (the “Effective Time”).

In connection with the Texas Conversion, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Conversion. Nonetheless, we may face legal challenges to the Texas Conversion, including, among others, stockholder challenges under Delaware law, seeking to prevent the Texas Conversion.

The Texas Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Conversion, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Recommendation of the Board

On November 15, 2024, the Board determined that the Texas Conversion is in the best interests of the Company and all of its stockholders, approved the Plan of Conversion, directed that the Conversion Proposal be submitted for consideration by our stockholders at the Special Meeting, and recommended that our stockholders approve the Plan of Conversion. Pursuant to Section 266 of the DGCL, the Conversion Proposal is hereby submitted for adoption by the stockholders of the Company, with the Board’s recommendation that stockholders vote for the Conversion Proposal.

Reasons for the Texas Conversion

The determination of our Board that the Texas Conversion is in the best interest of the Company and all of its stockholders was the result of deliberation and consideration. The following summary of the key considerations of the Board is not intended to be exhaustive.

Franchise Tax Savings and Filing Fees

A critical factor in the Board’s decision to recommend the Texas Conversion was the ability, by reincorporating from Delaware to Texas, to save the sum of $250,000 per year that the Company has been paying in Delaware franchise tax. The Board determined that a $250,000 reduction in the Company’s franchise tax burden would constitute a material financial improvement for the Company.

The Company’s current status as a Delaware corporation headquartered in Texas with its production facilities located in Ohio requires the Company to comply with franchise tax obligations in all three states. For the most recent annual franchise tax period, the Company paid $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Texas Conversion is completed. The Company’s Texas and Ohio tax obligations, which were $5,000 and $_, respectively, in the most recent annual franchise tax period, will not change as a result of the Texas Conversion. Accordingly, the Texas Conversion will result in a net savings by the Company of approximately $250,000 annually, which the Board considered to be a material savings in light of the Company’s current level of revenues and expenses.

Favorable Business Climate

In recent years, Texas has taken steps to increase the favorability of its business climate. For example, in exercising its fiduciary duties, the board of directors of a Texas corporation is permitted to consider both the long-term and short-term interests of the corporation and its shareholders, which contrasts with Delaware’s singular focus on maximizing shareholder value in purely economic terms. In a similar vein, Texas law expressly states that directors and officers of Texas corporations are not prohibited or limited from considering, approving, or taking action that promotes or has the effect of promoting a social, charitable, or environmental purpose. In addition, moving the Company’s state of incorporation to Texas may have a beneficial effect on seeking governmental incentives if the Company were to seek to build a production facility in the state where its corporate headquarters resides. The Board concluded that these aspects of the Texas statutory and governmental systems make Texas a better fit for the Company than Delaware.

Litigation Forum Considerations

The Board considered the Delaware Court of Chancery’s strong reputation for efficiency in handling corporate-law disputes, but in light of the fact that Texas recently created a specialized business court system that began hearing cases in September 2024, the Board believes that the Company will have recourse to a fair and reliable court system if corporate-law disputes arise after reincorporating in Texas. The Board determined that, while this factor favored remaining in Delaware, it only did so narrowly and was overbalanced by the other considerations that favored a move to Texas.

Connections to the State

The Board weighed the possibility of remaining incorporated in Delaware against reincorporating to Texas or another state and determined that the most relevant factors favored a move to Texas. Although the Board gave consideration to the possibility of reincorporating in another popular state such as Florida or Nevada, the fact that the Company’s corporate headquarters is already in Texas made the prospect of choosing another state less appealing than Texas. When adding up all the factors under consideration, the Board concluded that reincorporating to Texas would be in the best interest of the Company and its shareholders.

Certain Risks Associated with the Texas Conversion

Although the Board believes that the Texas Conversion is in the best interests of the Company and all of its stockholders, there can be no assurance that the Texas Conversion will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas law or the application of Texas law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.

Certain Differences Between Delaware and Texas Law

Although the Board has determined that the rights of stockholders under the DGCL and the TBOC are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.” For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, allows a stockholder to make a records inspection demand while holding only one share without any consideration of the stockholder’s holding period. Thus, although the inspection right is similar, the power to exercise it is more limited in Texas than in Delaware.

Further, the TBOC expressly provides that, for purposes of fulfilling their fiduciary duties to the corporation and its shareholders, directors and officers are permitted to consider, approve, or take an action that promotes or has the effect of promoting a social, charitable or environmental purpose, in addition to seeking to maximize short- and long-term shareholder value. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider interests beyond market value in making decisions about the Company’s business.

The Board identified a handful of areas where the rule in Texas differed in some respect from the rule in Delaware. These were generally procedural and not relevant to the Company in the view of the Board. The most potentially important area is related to antitakeover protections. Both Delaware and Texas permit a range of antitakeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new vacancies and to fill them, though Texas limits the number of such vacancies that can be filled without a stockholder vote to two. Another potential area of difference involved cash-out transactions and “Revlon duties”: Texas statutes allow directors to take into account “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, though in many circumstances they are allowed to also “just say no” to a potential transaction and take into account long-term interests.

Transaction Costs

We will also incur certain non-recurring costs in connection with the Texas Conversion, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Texas Conversion, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Texas Conversion Proposal to stockholders regardless of whether the Texas Conversion is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Conversion.

It is also possible that the Texas Conversion results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that such litigation has merit, we may be required to pay substantial monetary damages.

What Changes After Texas Conversion?

The Texas Conversion will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Conversion, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our current Second Amended and Restated Certificate of Incorporation (as amended, the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Conversion. Copies of the Texas Charter and Texas Bylaws are included as Annex B and Annex C, respectively, to this Proxy Statement.

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect.

Key differences between the Texas Charter and the Delaware Charter are summarized below:

•        Number of directors.    The Delaware Charter provides for an initial board of seven directors, but such number may be changed by action of the Board. As of the date of this Proxy Statement, the Company’s Board consists of five directors. Reflecting this fact, the Texas Charter provides for an initial board of five directors, with such number subject to change by action of the Board.

•        Filling board vacancies.    The Delaware Charter permits the Board to fill any vacancies on the Board, whether caused by an increase in the number of directors on the Board or by a director’s death, resignation, retirement, disqualification, or removal. The Texas Charter (a) permits the shareholders, voting at an annual or special meeting, to fill vacancies arising from an increase in the number of directors, (b) permits the Board to fill up to two such vacancies during the period between two successive annual meetings of the shareholders (with any director appointed by the Board in this circumstance being subject to election by the shareholders at the next meeting of shareholders at which directors are elected), and (c) permits the Board to fill vacancies arising as a result of a director’s death, resignation, retirement, disqualification, or removal (with any director appointed by the Board in this circumstance holding office for the remainder of the full term of the director replaced by such appointment).

•        Who can call a special meeting of shareholders?    The Delaware Charter permits only the Chairman of the Board, the Chief Executive Officer, or a majority of the Board to call a special meeting of stockholders. Pursuant to the requirements of the TBOC, the Texas Charter permits the Chairman of the Board, the Chief Executive Officer, or holders of at least 50% of all shares entitled to vote at the proposed meeting to call a special meeting of the shareholders.

•        Action by written consent.    The Delaware Charter prohibits the stockholders from acting by written consent in lieu of a meeting. Pursuant to the TBOC, shareholders may not be denied the right to act by written consent. The Texas Charter allows the shareholders to act by written consent in lieu of a meeting, but only if the written consent is signed by the holders of all of the shares entitled to vote on the question before the shareholders.

•        Amending the Charter.    The Delaware Charter requires the affirmative vote of the holders of two-thirds of all outstanding shares entitled to vote on vote on directors, voting as a single class, to approve certain specified amendments of the Delaware Charter. The TBOC uses a default standard of approval by two-thirds of all outstanding shares entitled to vote on the matter for the approval of any Charter amendment. The Texas Charter adopts the TBOC’s default voting requirement for any Charter amendment.

•        Interested party transactions.    Both the DGCL and TBOC have similar provisions regarding the approval by a corporation of a transaction in which an officer, director, or shareholder has a material interest. Under both statutes, if the interest of the interested person is fully disclosed and the transaction is approved by majority vote of the disinterested directors, a committee of disinterested directors, or the disinterested shareholders, or if the transaction is entirely fair to the corporation, then the transaction is neither void nor voidable. The Delaware Charter is silent on this point, relying on the DGCL’s statutory provisions. The Texas Charter includes a paragraph making it clear that (a) a properly disclosed and approved interested-party transaction is not affected or invalidated by the fact of the interested nature of one of the officers, directors, or shareholders of the Company, and (b) damages to the Company may not be imposed upon the interested director, officer, or shareholder solely by reason of the interested nature of the transaction or such person’s vote, action, or presence as long as the interested person’s interest in the transaction was fully disclosed.

•        Exculpation from monetary damages.    Both the DGCL and the TBOC permit a corporation to provide in its Charter that an officer or director is not liable for monetary damages for certain breaches of fiduciary duty not including the duty of loyalty, actions taken in bad faith, or certain other specified actions. The Delaware Charter includes an exculpation provision that applies only to directors of the Company. The Texas Charter broadens the exculpation provision to cover both officers and directors of the Company.

•        Forum Selection.    The Delaware Charter includes provisions requiring certain types of claims against the Company and its officers and directors to be brought in the Court of Chancery of the State of Delaware. The Texas Charter mirrors the language of the Delaware Charter, except that it selects the Business Court in the First Business Division of the State of Texas as the forum for most corporate disputes. The exclusive forum provisions in both the Delaware and Texas Charters do not apply to any direct claims under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Key differences between the Texas Bylaws and the Delaware Bylaws are summarized below:

•        Who can call a special meeting of shareholders?    The Delaware Bylaws permit only the Chairman of the Board, the Chief Executive Officer, or a majority of the Board to call a special meeting of stockholders. Pursuant to the requirements of the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting, and the number of shares required to call such a meeting may be set between 10% and 50% of the number of shares entitled to vote at the meeting. The Texas Bylaws permit the Chairman of the Board, the Chief Executive Officer, or holders of at least 50% of all shares entitled to vote at the proposed meeting to call a special meeting of the shareholders.

•        Notice of shareholder meetings involving a fundamental business transaction; voting threshold.    Under both the Delaware and Texas Bylaws, shareholders are entitled to notice not less than 10 nor more than 60 days prior to the date of a meeting of shareholders. Pursuant to a requirement of the TBOC, the Texas Bylaws provide that if a shareholders’ meeting involves a “fundamental business transaction” (as defined in the TBOC), every shareholder (regardless of voting rights) must be given notice no later than 21 days prior to the meeting. Examples of fundamental business transactions include mergers, stock exchanges, conversions, and sales of all or substantially all of the corporation’s assets outside the usual and regular course of the corporation’s business. Under the DGCL, certain transactions that would constitute fundamental business transactions as defined in the TBOC require approval by a majority of all outstanding shares of the class entitled to vote thereon unless a different voting threshold is provided in the Bylaws or Charter. The Delaware Bylaws do not alter this voting threshold. Under the TBOC, fundamental business transactions require approval by two-thirds of all outstanding shares of the class entitled to vote thereon unless a different voting threshold is provided in the Bylaws or Charter. The Texas Charter does not alter this voting threshold, so two-thirds of all outstanding shares of Common Stock would be required to approve a fundamental business transaction following the Texas Conversion.

•        Durability of proxies.    The Delaware Bylaws provide that a proxy to vote a shareholder’s shares can remain in effect for up to three years. Pursuant to the TBOC, the Texas Bylaws reduce that period to 11 months. Under both sets of Bylaws, however, a proxy may include affirmative language specifying that the proxy will remain in effect for a longer period of time.

•        Action by written consent.    The Delaware Bylaws prohibit the stockholders from acting by written consent in lieu of a meeting. Pursuant to the TBOC, shareholders may not be denied the right to act by written consent. The Texas Bylaws allow the shareholders to act by written consent in lieu of a meeting, but only if the written consent is signed by the holders of all of the shares entitled to vote on the question before the shareholders.

•        Filling board vacancies.    The Delaware Bylaws permit the Board to fill any vacancies on the Board, whether caused by an increase in the number of directors on the Board or by a director’s death, resignation, retirement, disqualification, or removal. The Texas Bylaws (a) permit the shareholders, voting at an annual or special meeting, to fill vacancies arising from an increase in the number of directors, (b) permit the Board to fill up to two such vacancies during the period between two successive annual meetings of the shareholders (with any director appointed by the Board in this circumstance being subject to election by the shareholders at the next meeting of shareholders at which directors are elected), and (c) permit the Board to fill vacancies arising as a result of a director’s death, resignation, retirement, disqualification, or removal (with any director appointed by the Board in this circumstance holding office for the remainder of the full term of the director replaced by such appointment).

•        Right to advancement.    The Delaware Bylaws provide that the Company may advance expenses to a person subject to indemnification by the Company if the indemnitee provides a written undertaking to repay the advances if it is ultimately determined that the indemnitee was not entitled to be indemnified by the Company. Pursuant to the TBOC, the Texas Bylaws include a similar written undertaking requirement but add that the undertaking must include the indemnitee’s affirmation of a good faith belief that he or she met the standard of conduct necessary for indemnification under the TBOC.

•        Certain shareholder notice situations.    Based on differences between the TBOC and DGCL, the Texas Bylaws have removed three technical provisions that the Delaware Bylaws include with respect to shareholder notices. The Delaware Bylaws include the following provisions that are not included in the Texas Bylaws:

•        A single notice provided to multiple stockholders who share an address is sufficient if consented to by such stockholders.

•        A notice that is otherwise required to be given to all stockholders is not rendered ineffective if the Company fails to deliver the notice to any shareholder with whom communication is unlawful.

•        The Company is not required to give notice to any stockholder to whom (1) notices of two consecutive annual meetings of stockholders and all intervening meetings of stockholders, and (2) all, and at least two, payments of dividends or interest on securities during a 12-month period, were given at the stockholder’s address shown on the Company’s records and returned undeliverable. Any such stockholder may reinstate such stockholder’s right to receive notice by providing the Company with the stockholder’s current address.

Comparison of Stockholder Rights under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter, and the Delaware Bylaws. Following completion of the Texas Conversion, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter, and the Texas Bylaws.

The Board has found that the corporate laws of Texas and of Delaware are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.

In addition to the differences pointed out under “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws,” above, the following list includes some of the key distinctions between the DGCL and TBOC:

•        Supermajority threshold.    When it specifies a supermajority voting requirement in various circumstances, the DGCL typically requires approval by a majority of the outstanding shares eligible to vote on a matter. The TBOC, in contrast, typically requires approval by two-thirds of the outstanding shares eligible to vote on a matter that requires supermajority approval. In both states, this voting threshold can be altered through language included in the Charter or Bylaws.

•        Records inspection.    Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection. Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if the shareholder holds at least 5% of the outstanding shares of the corporation’s stock or has been a holder of shares for at least six months prior to making the demand.

•        Interested party transactions.    Both the DGCL and the TBOC have statutory provisions allowing a fully informed vote of the disinterested directors, a committee of disinterested directors, or the disinterested shareholders (i.e., those directors or shareholders without an interest in the transaction and not otherwise beholden to any directors, officers, or shareholders who do have an interest in the transaction) to approve a transaction in which an officer, director, or shareholder has a personal interest. Such approval, or proof that the transaction was fair to the corporation and its shareholders, renders an interested-party transaction not void or voidable. The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the conditions for approval of the transaction is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

•        Elements for directors to consider in exercising fiduciary duties.    Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders. The DGCL does not provide directors authority to consider other constituencies or other types of benefits for the corporation’s stockholders. The TBOC, in contrast, permits directors in discharging their fiduciary duties to consider the long-term and short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation. Directors and officers of a Texas corporation are entitled to consider any social purpose specified in the corporation’s certificate of formation and, regardless of such specified social purposes, the TBOC states that it does not prohibit or limit a director or officer of a corporation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

The preceding list does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

What Doesn’t Change After Texas Conversion?

Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Conversion, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Conversion, the Company will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Company and will be the property of the Company, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the conversion, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Company and may be enforced against the Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Texas corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Conversion, to have been transferred to the Company for any purpose of the laws of the State of Delaware.

The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

No Change in Business, Jobs or Physical Location

The Texas Conversion will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Conversion ). We intend to maintain our corporate headquarters in Texas.

Our management, including all directors and officers, will remain the same in connection with the Texas Conversion and will have identical positions upon completion of the Texas Conversion. To the extent that the Texas Conversion will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Texas Conversion. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Conversion will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Act Consequences

We will continue to be a publicly held company following completion of the Texas Conversion, and our common stock will continue to be listed on The Nasdaq Capital Market and traded under the symbol “STI.” We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Texas Conversion. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Conversion as we and our stockholders were prior to the Texas Conversion.

No Material Accounting Implications

Effecting the Texas Conversion will not have any material adverse accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas corporation as they represented of the Delaware corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation.

All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Conversion. Each other stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

Certain Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Conversion. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Conversion will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Conversion. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Conversion will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Conversion.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Conversion under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Texas Conversion, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Additional Information

Regulatory Matters

In connection with the Texas Conversion, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Conversion. Nonetheless, we may face legal challenges to the Texas Conversion, including, among others, stockholder challenges under Delaware law, arising from the Texas Conversion.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Texas Conversion described in this proposal. We have no holders of preferred stock.

Interest of Certain Persons

The Board considered whether incorporating in Texas would convey any non-ratable benefits on any of the Company’s directors or officers. Its process did not identify any such non-ratable benefits.

Conclusion

After careful review of all of the factors, taken together, the Board believe that the Texas Conversion is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Conversion.

Effect of Not Obtaining the Required Vote for Approval

If the Texas Conversion Proposal fails to obtain the requisite vote for approval, the Texas Conversion will not be consummated, and the Company’s domicile will be unchanged by this vote.

Required Vote

We ask our stockholders to approve the Texas Conversion and the adoption of the Texas Conversion Resolution. This proposal to approve the Texas Conversion and the adoption of the Texas Conversion Resolution requires the affirmative vote of two-thirds (2/3) of the outstanding shares of stock of the Company entitled to vote thereon.

With respect to approval of the Texas Conversion and the adoption of the Texas Conversion Resolution, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes against the Conversion Proposal. Brokers do not have discretion to vote on the proposal to approve the Texas Conversion. Broker non-votes will have the same effect as votes against the Conversion Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF
THE CONVERSION PROPOSAL.

PROPOSAL 3
ADJOURNMENT PROPOSAL

General

The Adjournment Proposal, if adopted, will allow the Board of Directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Conversion Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board of Directors may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Conversion Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of January 3, 2025, by:

•        each person known to be the beneficial owner of 5% or more of our outstanding common stock;

•        each executive officer;

•        each director; and

•        all of the executive officers and directors as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or vesting of an RSU) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

The information set forth in the table below is based on 117,340,913 shares of our common stock issued and outstanding on January 3, 2025.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed below is 13355 Noel Rd, Suite 1100, Dallas, TX 75240.

Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class
More than 5% Beneficial Owners
Global Graphene Group, Inc.(2)	68,055,000	60.0%

Named Executive Officers and Directors
Dr. Bor Jang	—	*	%
Jaymes Winters	—	*	%
Vlad Prantsevich	—	*	%
Karin-Joyce (KJ) Tjon	—	*	%
John Davis	—	*	%
Cynthia Ekberg Tsai	—	*	%
Dr. Songhai Chai	—	*	%
All executive officers and directors as a group (10 persons)	—	*	%

____________

*        Denotes beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals listed under the headings “Executive Officers and Directors” and “More than Five Percent Holders” is c/o Solidion Technology, Inc., 13355 Noel Rd, Suite 1100, Dallas, TX 75240.

(2)      Based on a Schedule 13D filed by Global Graphene Group, Inc. (“G3”) on February 6, 2024. G3 is managed by a board of directors (the “G3 Board”) consisting of Dr. Jang, Dr. Zhamu, Henry Wang, Max Wu, Wei Hsu, Edson Chang, and Hyun Yeo. Any action by G3 with respect to the shares of HBC or, following the completion of the Transactions, the shares of Solidion, including voting and dispositive decisions, requires a majority vote of the members of the board of managers of G3. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of G3’s directors, none of the directors is deemed to be a beneficial owner of shares of HBC or, following the completion of the Transactions, shares of Solidion, even those in which any director holds a pecuniary interest. Accordingly, none of the directors is deemed to have or share beneficial ownership of the shares of HBC held by G3 or the shares of Solidion that are anticipated to be held by G3. G3 has 75 holders of its equity interests. Dr. Jang, Dr. Zhamu, Western & Southern Financial Group, Inc. and Mr. Wang beneficially own approximately 23%, 12%, 10% and 8% of the equity interests of G3 on a fully diluted basis, respectively, and such beneficial ownership constitutes a majority of the equity interests of G3. Other than Dr. Jang, Dr. Zhamu and Western & Southern Financial Group, Inc., no individual or entity beneficially owns in excess of 10% of the equity interests of G3 on a fully diluted basis.

INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Proxy Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of our common stock).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Proxy Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements.

Forward-looking statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC, including under the heading “Risk Factors” within our Annual Report on Form 10-K for the year ended December 31, 2023. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy statements to stockholders permit us, banks, brokerage firms and other nominees to send one Proxy Statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate Proxy Statement, we will promptly deliver a separate copy to such stockholder that contacts us at 13355 Noel Rd., Suite 1100, Dallas, Texas; or by telephone at: (972) 918-5120. Any stockholders of record sharing an address who now receive multiple copies of our proxy materials who wish to receive only one copy of these materials per household in the future should also contact the Company’s Secretary by mail or telephone as instructed above. Any stockholders sharing an address whose shares of our common stock are held by a bank, broker or other nominee who now receive multiple copies of our proxy materials, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly, and current reports, or other information with the SEC as provided by the Securities Exchange Act of 1934, as amended. These reports contain additional information about the Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is www.oceanbiomedical.com.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

Annex A

PLAN OF CONVERSION
OF
SOLIDION TECHNOLOGY, INC.
A DELAWARE CORPORATION
TO
SOLIDION TECHNOLOGY, INC.,
A TEXAS CORPORATION

This Plan of Conversion (the “Plan of Conversion”) of Solidion Technology, Inc., a Delaware corporation (the “Corporation”), is made and entered into effective as of __, 2025, in accordance with the Delaware General Corporation Law and the Texas Business Organizations Code.

RECITALS:

A.          The Corporation was formed under the name Nubia Brand International Corp. on June 14, 2021, by the filing of Certificate of Incorporation with the Secretary of State of the State of Delaware. An Amended and Restated Certificate of Incorporation was filed on March 10, 2022, and a Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 2, 2024, which changed the name to “Solidion Technology, Inc.”. Under the terms of the Second Amended and Restated Certificate of Incorporation, the Corporation is managed by the Board of Directors.

B.          All of the members of the Board of Directors of the Corporation have approved the conversion of the Corporation into a Texas corporation (the “Conversion”) and the terms of this Plan of Conversion.

NOW, THEREFORE, the Corporation does hereby adopt this Plan of Conversion to effectuate the Conversion and declares and certifies to the following:

1.           Names and Jurisdiction. The name of the Delaware corporation is Solidion Technology, Inc. (the “Converting Entity”), and the name of the Texas corporation shall be Solidion Technology, Inc. (the “Converted Entity”).

2.           Effective Date. The Conversion shall become effective concurrently with the filing of the Certificate of Conversion with the Secretary of State of the State of Texas (the “Effective Time”), in substantially the same the form attached hereto, as Exhibit A.

3.           Continued Existence. Following the conversion, the Converting Entity shall continue in existence as the Converted Entity. Following the conversion, the Converted Entity shall be a for-profit corporation duly formed and in existence pursuant to the laws of the State of Texas. The Certificate of Formation, to be filed with the Secretary of State of the State of Texas, in substantially the same the form attached hereto as Exhibit B is incorporated herein by reference.

4.           Conversion of Common Stock and Preferred Stock. As of the Effective Time, by virtue of the conversion and without any action on the part of any holder thereof, each share of Common Stock and Preferred Stock in the Converting Entity that is held immediately prior to the Effective Time shall be converted into the same amount of shares of stock in the Converted Entity.

5.           Approval. The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the Converting Entity.

6.           Copy of Plan of Conversion. A signed plan of conversion is on file at the principal place of business of the Converting and Converted Entities which are both located at 13355 Noel Road, Suite 1100, Dallas, TX 75240. A copy of the Plan of Conversion will be furnished on written request without cost by the Converting Entity before the conversion or by the Converted Entity after the conversion to any stockholder or director of the Converting Entity or Converted Entity.

Annex A-1

7.           Amendment or Termination. This Plan of Conversion may be amended or terminated by the members of the Board of Directors of the Corporation and the Conversion may be abandoned at any time prior to the Effective Time, notwithstanding any prior approval of this Plan of Conversion by the members of the Board of Directors.

[Remainder of this page is intentionally left blank.

Signature page follows.]

Annex A-2

[Signature Page to Plan of Conversion]

IN WITNESS WHEREOF, the undersigned hereby adopts this Plan of Conversion as of the date set forth above.

Solidion Technology, Inc.
By:
Jaymes Winters, Chief Executive Officer

Annex A-3

EXHIBIT A

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION
TO A NON-DELAWARE ENTITY
PURSUANT TO SECTION 266 OF
THE DELAWARE GENERAL CORPORATION LAW

1.    The name of the Delaware corporation is Solidion Technology, Inc. (If changed, the name under which it’s Certificate of Incorporation was originally filed: Nubia Brand International Corp.)

2.    The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is June 14, 2021.

3.    The jurisdiction to which the corporation shall convert is (list jurisdiction) Texas and the name under which the entity shall be known is Solidion Technology, Inc.

4.    The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.    The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.    The address to which a copy of the process shall be mailed by the Secretary of State is 13355 Noel Road, Suite 1100, Dallas, TX 75240.

Annex A-4

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the _________ day of [_], A.D. 2025.

By:
Authorized Officer
Name:
Print or Type

Annex A-5

EXHIBIT B

CERTIFICATE OF FORMATION

OF

SOLIDION TECHNOLOGY, INC.

I, the undersigned natural person over the age of eighteen (18) years, acting as organizer of a corporation under the Texas Business Organizations Code (the “TBOC”), do hereby submit the following Certificate of Formation for such corporation.

ARTICLE ONE

The filing entity being formed is a for-profit corporation. The name of the entity is Solidion Technology, Inc. (hereinafter, the “Corporation”). The period of its duration is perpetual.

ARTICLE TWO

The Corporation is being formed pursuant to a plan of conversion. The converting entity, a Delaware for-profit corporation, whose address is 13355 Noel Road, Suite 1100, Dallas, Texas 75240, was initially formed under the name “Nubia Brand International Corp.” on June 14, 2021, by the filing of Certificate of Incorporation with the Secretary of State of the State of Delaware, as amended by that certain Second Amended and Restated Certificate filed on February 2, 2024, which changed the name to “Solidion Technology, Inc.”

ARTICLE THREE

The initial registered agent of the Corporation is The Corporation Trust Company. The business address of the registered agent and the registered office address of the Corporation is 1999 Bryan Street, Suite 900, Dallas, Texas 75201.

ARTICLE FOUR

Section 4.1. Authorized Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 302,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”), and (b) 2,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series, and filed pursuant to the TBOC, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3. Common Stock.

(a) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of the Common Stock are entitled to vote.

(b) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), at any annual or special meeting of the shareholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any resolution regarding Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any resolution regarding Preferred Stock) or the TBOC.

Annex A-6

(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

Section 4.5. No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon.

ARTICLE FIVE

The purpose for which the Corporation is formed is for the transaction of any and all lawful purposes for which a corporation may be organized under the TBOC.

ARTICLE SIX

The initial mailing address of the Corporation to which state franchise tax correspondence should be sent is 13355 Noel Road, Suite 1100, Dallas, Texas 75240.

ARTICLE SEVEN

No shareholder of the Corporation shall have any preemptive right to acquire any shares or securities of any class that may at any time be issued, sold or offered for sale by the Corporation.

ARTICLE EIGHT

Section 8.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the TBOC and this Certificate.

Section 8.2. Number, Election and Term.

(a)   The number of directors shall be fixed by the Bylaws of the Corporation and until changed by the Board in accordance with the manner prescribed by the Bylaws shall be five (5). The names of the persons who are to serve as initial directors until their respective successors are elected and qualified, are as follows:

Dr. Bor Jang
Jaymes Winters
Cynthia Ekberg Tsai
Karin-Joyce Tjon
John Davis

(b)  Subject to Section 8.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate. At each succeeding annual meeting of the shareholders of

Annex A-7

the Corporation, beginning with the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 8.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of shareholders by holders of the Common Stock.

(c)  Subject to Section 8.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)  There shall be no cumulative voting in the election of directors. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 8.3. Newly Created Directorships and Vacancies. Subject to Section 8.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 8.4. Removal. Subject to Section 8.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 8.5. Preferred Stock — Directors. Notwithstanding any other provision of this Article VIII, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any resolution regarding Preferred Stock) and such directors shall not be included in any of the classes created pursuant to this Article VIII unless expressly provided by such terms.

ARTICLE NINE

Section 9.1. Meetings. Subject to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the holders of at least fifty percent (50%) of all shares entitled to vote at the proposed special meeting. Except as provided in the foregoing sentence, special meetings of shareholders of the Corporation may not be called by another person or persons.

Section 9.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 9.3. Action by Written Consent in Lieu of Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

Annex A-8

Section 9.4. Amendments to Charter. Except as may be required by the TBOC, this Certificate may be amended or altered by an affirmative vote of the Directors, and the holders of at least two-thirds of all outstanding shares of capital stock of the Corporation entitled to vote on the matter.

Section 9.5 Bylaws. In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter, or repeal the Bylaws. The Bylaws also may be adopted, amended, altered, or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any resolution regarding Preferred Stock), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter, or repeal the Bylaws; provided further, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE TEN

Section 10.1 Interested Transactions. Except as may be otherwise provided in Chapter 21 of the TBOC, no contract, act or transaction of the Corporation with any person or persons, firm, trust or association, or any other corporation shall be affected or invalidated by the fact that any director, officer or shareholder of the Corporation is a party to or is interested in such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of or otherwise interested in any such other corporation, nor shall any duty to pay damages to the Corporation be imposed upon such director, officer or shareholder of the Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate the Corporation on or in connection with such contract, act or transaction, provided that if such vote, action or presence is, or shall have been, necessary, such interest or connection (other than an interest as a non-controlling shareholder of any such other corporation) be known or disclosed to the Board.

Section 10.2 Exculpation. An officer or director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as an officer or director, except to the extent otherwise expressly provided by the TBOC, as that statute now exists or may hereafter be amended. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of an officer or director of the Corporation existing at the time of such repeal or modification.

Section 10.3 Corporate Opportunities. To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation, unless (i) such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation, (ii) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and (iii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Section 10.4 Continuing Effect. Neither the alteration, amendment, addition to or repeal of this Article Ten, nor the adoption of any provision of this Certificate inconsistent with this Article Ten, shall eliminate or reduce the effect of this Article Ten in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Ten, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article Ten shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate, the Bylaws or applicable law.

Annex A-9

ARTICLE ELEVEN

The Corporation shall indemnify and, upon approval by a majority of the directors, shall insure each person who is or was a director, officer, employee, or agent of the Corporation, and each nominee or designee not a director of the Corporation who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, for amounts incurred by such person in connection with an action, suit, or proceeding to which such person may be a party by reason of such person’s position with the Corporation or service on behalf of the Corporation, when and to the fullest extent permitted by the TBOC and any other applicable law. The rights to indemnification conferred by this Article Eleven shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of any person existing at the time of such repeal or modification.

ARTICLE TWELVE

Section 12.1 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Division of the State of Texas shall (or, if and only if the Business Court in the First Business Division of the State of Texas lacks subject matter jurisdiction, any state court located within the State of Texas or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the Northern District of Texas), to the fullest extent permitted by applicable law, be the sole and exclusive forum for any shareholder (including a beneficial owner) to bring internal entity claims, including but not limited to, the following types of actions or proceedings under Texas statutory or common law: (A) any derivative action or proceeding brought on behalf of the Corporation; (B) any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders; (C) any action or proceeding (including any class action) asserting a claim against the Corporation or any current or former director, officer or other employee of the Company arising out of or pursuant to any provision of the TBOC, this Certificate or the Bylaws (as each may be amended, supplemented, restated or otherwise modified from time to time); (D) any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of this Certificate or the Bylaws of the Corporation (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the TBOC confers jurisdiction to the Business Court of the State of Texas; or (F) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article Twelve shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, any other claim for which the federal courts have exclusive jurisdiction or any claim as to which the Business Court of the State of Texas determines that there is an indispensable party not subject to the jurisdiction of the Business Court of the State of Texas (and the indispensable party does not consent to the personal jurisdiction of the Business Court of the State of Texas within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Business Court of the State of Texas, or for which the Business Court of the State of Texas does not have subject matter jurisdiction.

Section 12.2 Foreign Actions. If any action the subject matter of which is within the scope of Section 12.1 is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce Section 12.1 (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Section 12.3 Severability. If any provision or provisions of this Article Twelve shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Twelve (including, without limitation, each portion of any sentence of this Article Twelve containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Annex A-10

Section 12.4 Shareholder Notice and Consent. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article Twelve.

ARTICLE THIRTEEN

This document becomes effective when the document is filed by the secretary of state.

ARTICLE FOURTEEN

The name and address of the organizer of the Corporation is Peter Mirakian III, Esq., Spencer Fane LLP, 1000 Walnut Street, Suite 1400, Kansas City, Missouri 64106.

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned also affirms that, to the best knowledge of the undersigned, the name provided as the name of the filing entity does not falsely imply an affiliation with a governmental entity. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

__, 2025

Peter Mirakian III., Esq.

Annex A-11

Annex B

CERTIFICATE OF FORMATION
OF
SOLIDION TECHNOLOGY, INC.

I, the undersigned natural person over the age of eighteen (18) years, acting as organizer of a corporation under the Texas Business Organizations Code (the “TBOC”), do hereby submit the following Certificate of Formation for such corporation.

ARTICLE ONE

The filing entity being formed is a for-profit corporation. The name of the entity is Solidion Technology, Inc. (hereinafter, the “Corporation”). The period of its duration is perpetual.

ARTICLE TWO

The Corporation is being formed pursuant to a plan of conversion. The converting entity, a Delaware for-profit corporation, whose address is 13355 Noel Road, Suite 1100, Dallas, Texas 75240, was initially formed under the name “Nubia Brand International Corp.” on June 14, 2021, by the filing of Certificate of Incorporation with the Secretary of State of the State of Delaware, as amended by that certain Second Amended and Restated Certificate filed on February 2, 2024, which changed the name to “Solidion Technology, Inc.”

ARTICLE THREE

The initial registered agent of the Corporation is The Corporation Trust Company. The business address of the registered agent and the registered office address of the Corporation is 1999 Bryan Street, Suite 900, Dallas, Texas 75201.

ARTICLE FOUR

Section 4.1. Authorized Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 302,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”), and (b) 2,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series, and filed pursuant to the TBOC, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3. Common Stock.

(a) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of the Common Stock are entitled to vote.

(b) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), at any annual or special meeting of the shareholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any resolution regarding Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any resolution regarding Preferred Stock) or the TBOC.

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(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

Section 4.5. No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon.

ARTICLE FIVE

The purpose for which the Corporation is formed is for the transaction of any and all lawful purposes for which a corporation may be organized under the TBOC.

ARTICLE SIX

The initial mailing address of the Corporation to which state franchise tax correspondence should be sent is 13355 Noel Road, Suite 1100, Dallas, Texas 75240.

ARTICLE SEVEN

No shareholder of the Corporation shall have any preemptive right to acquire any shares or securities of any class that may at any time be issued, sold or offered for sale by the Corporation.

ARTICLE EIGHT

Section 8.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the TBOC and this Certificate.

Section 8.2. Number, Election and Term.

(a)   The number of directors shall be fixed by the Bylaws of the Corporation and until changed by the Board in accordance with the manner prescribed by the Bylaws shall be five (5). The names of the persons who are to serve as initial directors until their respective successors are elected and qualified, are as follows:

Dr. Bor Jang
Jaymes Winters
Cynthia Ekberg Tsai
Karin-Joyce Tjon
John Davis

(b)  Subject to Section 8.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate. At each succeeding annual meeting of the shareholders of the Corporation, beginning with the first annual meeting

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of the shareholders of the Corporation following the effectiveness of this Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 8.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of shareholders by holders of the Common Stock.

(c)   Subject to Section 8.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)  There shall be no cumulative voting in the election of directors. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 8.3. Newly Created Directorships and Vacancies. Subject to Section 8.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 8.4. Removal. Subject to Section 8.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 8.5. Preferred Stock — Directors. Notwithstanding any other provision of this Article VIII, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any resolution regarding Preferred Stock) and such directors shall not be included in any of the classes created pursuant to this Article VIII unless expressly provided by such terms.

ARTICLE NINE

Section 9.1. Meetings. Subject to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the holders of at least fifty percent (50%) of all shares entitled to vote at the proposed special meeting. Except as provided in the foregoing sentence, special meetings of shareholders of the Corporation may not be called by another person or persons.

Section 9.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 9.3. Action by Written Consent in Lieu of Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

Section 9.4. Amendments to Charter. Except as may be required by the TBOC, this Certificate may be amended or altered by an affirmative vote of the Directors, and the holders of at least two-thirds of all outstanding shares of capital stock of the Corporation entitled to vote on the matter.

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Section 9.5 Bylaws. In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter, or repeal the Bylaws. The Bylaws also may be adopted, amended, altered, or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any resolution regarding Preferred Stock), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter, or repeal the Bylaws; provided further, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE TEN

Section 10.1 Interested Transactions. Except as may be otherwise provided in Chapter 21 of the TBOC, no contract, act or transaction of the Corporation with any person or persons, firm, trust or association, or any other corporation shall be affected or invalidated by the fact that any director, officer or shareholder of the Corporation is a party to or is interested in such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of or otherwise interested in any such other corporation, nor shall any duty to pay damages to the Corporation be imposed upon such director, officer or shareholder of the Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate the Corporation on or in connection with such contract, act or transaction, provided that if such vote, action or presence is, or shall have been, necessary, such interest or connection (other than an interest as a non-controlling shareholder of any such other corporation) be known or disclosed to the Board.

Section 10.2 Exculpation. An officer or director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as an officer or director, except to the extent otherwise expressly provided by the TBOC, as that statute now exists or may hereafter be amended. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of an officer or director of the Corporation existing at the time of such repeal or modification.

Section 10.3 Corporate Opportunities. To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation, unless (i) such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation, (ii) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and (iii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Section 10.4 Continuing Effect. Neither the alteration, amendment, addition to or repeal of this Article Ten, nor the adoption of any provision of this Certificate inconsistent with this Article Ten, shall eliminate or reduce the effect of this Article Ten in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Ten, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article Ten shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate, the Bylaws or applicable law.

ARTICLE ELEVEN

The Corporation shall indemnify and, upon approval by a majority of the directors, shall insure each person who is or was a director, officer, employee, or agent of the Corporation, and each nominee or designee not a director of the Corporation who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, for amounts incurred by such person in connection

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with an action, suit, or proceeding to which such person may be a party by reason of such person’s position with the Corporation or service on behalf of the Corporation, when and to the fullest extent permitted by the TBOC and any other applicable law. The rights to indemnification conferred by this Article Eleven shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of any person existing at the time of such repeal or modification.

ARTICLE TWELVE

Section 12.1 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Division of the State of Texas shall (or, if and only if the Business Court in the First Business Division of the State of Texas lacks subject matter jurisdiction, any state court located within the State of Texas or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the Northern District of Texas), to the fullest extent permitted by applicable law, be the sole and exclusive forum for any shareholder (including a beneficial owner) to bring internal entity claims, including but not limited to, the following types of actions or proceedings under Texas statutory or common law: (A) any derivative action or proceeding brought on behalf of the Corporation; (B) any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders; (C) any action or proceeding (including any class action) asserting a claim against the Corporation or any current or former director, officer or other employee of the Company arising out of or pursuant to any provision of the TBOC, this Certificate or the Bylaws (as each may be amended, supplemented, restated or otherwise modified from time to time); (D) any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of this Certificate or the Bylaws of the Corporation (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the TBOC confers jurisdiction to the Business Court of the State of Texas; or (F) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article Twelve shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, any other claim for which the federal courts have exclusive jurisdiction or any claim as to which the Business Court of the State of Texas determines that there is an indispensable party not subject to the jurisdiction of the Business Court of the State of Texas (and the indispensable party does not consent to the personal jurisdiction of the Business Court of the State of Texas within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Business Court of the State of Texas, or for which the Business Court of the State of Texas does not have subject matter jurisdiction.

Section 12.2 Foreign Actions. If any action the subject matter of which is within the scope of Section 12.1 is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce Section 12.1 (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Section 12.3 Severability. If any provision or provisions of this Article Twelve shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Twelve (including, without limitation, each portion of any sentence of this Article Twelve containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 12.4 Shareholder Notice and Consent. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article Twelve.

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ARTICLE THIRTEEN

This document becomes effective when the document is filed by the secretary of state.

ARTICLE FOURTEEN

The name and address of the organizer of the Corporation is Peter Mirakian III, Esq., Spencer Fane LLP, 1000 Walnut Street, Suite 1400, Kansas City, Missouri 64106.

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned also affirms that, to the best knowledge of the undersigned, the name provided as the name of the filing entity does not falsely imply an affiliation with a governmental entity. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

__, 2025

Peter Mirakian III., Esq.

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Annex C

BYLAWS

OF

SOLIDION TECHNOLOGY, INC.

Solidion Technology, Inc, a Texas for-profit corporation (the “Corporation”), hereby adopts these Bylaws.

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation shall be as described in the Certificate of Formation as from time to time amended or as set forth in the last effective Statement of Change of Registered Office/Agent filed with the Secretary of State of Texas, whichever is applicable.

Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and outside the State of Texas, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

SHAREHOLDERS MEETINGS

Section 2.1. Annual Meetings. The annual meeting of shareholders shall be held at such place, either within or without the State of Texas, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the shareholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of Preferred Stock and to the requirements of applicable law or as otherwise prescribed by the Certificate of Formation, as amended from time to time, special meetings of shareholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the holders of at least fifty percent (50%) of all shares entitled to vote at the proposed special meeting. Special meetings of shareholders shall be held at such place, either within or without the State of Texas, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). If no designation is so made, meetings of the shareholders shall be held at the principal office of the Corporation.

Section 2.3. Notices. Notice of each shareholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat as of the record date for determining the shareholders entitled to notice of the meeting by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the Texas Business Organizations Code (the “TBOC”). Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a fundamental business transaction (as defined by Texas law) must be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of the shareholder’s right to vote on the matter. Notice of such action shall comply with any other requirements set by law. If said notice is for a shareholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto).

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Any meeting of shareholders as to which notice has been given may be postponed, and any meeting of shareholders called by the Chairman of the Board or Chief Executive Officer and as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Formation, as the same may be amended or restated from time to time (the “Certificate of Formation”), or these Bylaws (these “Bylaws”), the presence, in person or by proxy, at a shareholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days, but not more than 60 days, before every meeting of shareholders, a complete list of the shareholders of record entitled to vote at such meeting and showing the address and the number of shares registered in the name of each shareholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If a meeting of shareholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of shareholders.

(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided, that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted.

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Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy, either of the following shall constitute a valid means by which a shareholder may grant such authority.

(i) A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy. Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Formation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of shareholders or any adjournment thereof and to make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6. Adjournments. Any meeting of shareholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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Section 2.7. Advance Notice for Business.

(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of shareholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.7(a)(iii), a shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such shareholder, (E) any material interest of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a shareholder as to any proposal (other than nominations) if the shareholder has notified the Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such shareholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any shareholder of any such business. If the Board or the chairman of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

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(iv) In addition to the provisions of this Section 2.7(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of shareholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Written Consents in Lieu of Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Formation or by these Bylaws required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Texas. Subject to the Certificate of Formation, the number of directors shall be fixed exclusively by resolution of the Board.

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Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation (A) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of shareholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 3.2.

(b) In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required

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to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.2 or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.2, a shareholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Formation.

Section 3.3. Compensation. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.4. Newly Created Directorships and Vacancies. Unless otherwise provided by the Certificate of Formation, newly created directorships resulting from an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or by the Board for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board may not fill more than two (2) directorships during the period between any two (2) successive annual meetings of shareholders. Any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual shareholders meeting at the place of the annual shareholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Texas) as shall from time to time be determined by the Board.

Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, as the case may be, and shall be held at such time, date and place (within or without the State of Texas) as may be determined by the person calling the meeting or, if called upon the request of directors, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission (if consented to by such Board member) and delivery; (ii) at least two days before the meeting if such

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notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Formation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Formation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by the TBOC and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. and allowed under the TBOC. No committee shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation unless the resolution designating a particular committee expressly so provides. The designation of a committee of the Board and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

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Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Formation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these Bylaws.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman, President, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, if any, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the shareholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

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(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i) The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the shareholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Formation or these Bylaws otherwise provide; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Formation or these Bylaws to be executed, acknowledged or verified by two or more parties. Officers need not be shareholders or residents of the State of Texas.

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ARTICLE VII

SHARES

Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the TBOC.

Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4. Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Formation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to applicable law and the Certificate of Formation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation an affidavit of lost stock certificate, and bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

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Section 7.6. Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7. Registered Shareholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the TBOC and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.

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Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the TBOC requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of a written affirmation by the covered person of the covered person’s good faith belief that such person has met the standard of conduct necessary for indemnification under the TBOC, and a written undertaking (hereinafter an “undertaking”) by or on behalf of the Indemnitee to repay the amount so advanced if the final determination is that the Indemnitee has not met the required standard of conduct set forth in the TBOC or that indemnification is prohibited by the TBOC.

Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not

Annex C-13

met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Formation, these Bylaws, an agreement, a vote of shareholders or disinterested directors, or otherwise.

Section 8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the shareholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith did not have reasonable cause to believe their conduct was unlawful (in the case of a criminal proceeding), and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in the corporation’s best interests; and in all other cases, that the conduct was not opposed to the corporation’s best interests for purposes of Chapter 8 of the TBOC.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Annex C-14

ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Formation, or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission consented to by the applicable director, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (A) if given by hand delivery, orally, or by telephone, when actually received by the director, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (D) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (E) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (F) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Shareholders. Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder, to the extent permitted by, and subject to the conditions set forth in Chapter 21 of the TBOC. A notice to a shareholder shall be deemed given as follows: (A) if given by hand delivery, when actually received by the shareholder, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder

Annex C-15

at the shareholder’s address appearing on the stock ledger of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the stock ledger of the Corporation, and (D) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (1) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (2) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (3) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (x) such posting and (y) the giving of such separate notice, and (z) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Formation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:

(i) participate in a meeting of shareholders; and

(ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided, that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such shareholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Formation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened

Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Formation.

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Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Texas at such place or places as may from time to time be designated by the Board.

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any other officer authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Formation, the affirmative vote of the holders of at least a majority of the voting (except as otherwise provided in Section 8.7) power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the Bylaws.

Annex C-17

PROXY CARD

SOLIDION TECHNOLOGY, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [__________], 2025: The Proxy Statement is available at [____________________]

The undersigned hereby appoints Jaymes Winters as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Solidion Technology, Inc. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [__________], 2025 at [_] a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [__________], 2025, a copy of which has been received by the undersigned, as follows:

1.      Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of our common stock underlying the Warrants in an amount that may be equal to or exceed 20% of our common stock outstanding (the “Nasdaq Proposal”).

For ☐ Against ☐ Abstain ☐

2.   Approval of the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex A to this proxy statement (the “Conversion Proposal”).

For ☐ Against ☐ Abstain ☐

3.      Approval to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Conversion Proposal.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:______
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes        No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.